SPDR® Series Trust

Supplement Dated February 27, 2017

to the Prospectus Dated October 31, 2016, as supplemented

SPDR® Bloomberg Barclays Emerging Markets Local Bond ETF

(the “Fund”)

Effective February 28, 2017 (the “Effective Date”), SSGA Funds Management, Inc., the investment adviser to the Fund (the “Adviser”), has agreed to reduce the management fee of the Fund from 0.50% to 0.40% of the Fund’s average daily net assets.

Accordingly, the following changes are made to the Fund’s Prospectus as of the Effective Date:

1.	On page 112 of the Prospectus, the section entitled “FEES AND EXPENSES OF THE FUND” is replaced in its entirety with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.40%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.40%

[1]	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$41	$128	$224	$505

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

2.	On page 168 of the Prospectus under the section entitled “MANAGEMENT,” the following replaces the row applicable to the Fund:

SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	0.50	%(4)

3.	On page 169 of the Prospectus under the section entitled “MANAGEMENT,” the following footnote is inserted directly below footnote (3) to the table.

(4)	Effective February 28, 2017, the annual fee paid by the Fund to the Adviser is 0.40% based on the Fund’s average daily net assets. For the period from December 30, 2016 until February 27, 2017, the Adviser contractually agreed to waive its management fee to 0.40% of the Fund’s average daily net assets. The Adviser is not entitled to recover any previously waived fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EBNDSUPP2017